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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 1998

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12 (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                             CCA PRISON REALTY TRUST
    (Exact name of Registrant as Specified in its Organizational Documents)

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               MARYLAND                                   62-1689525
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)
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10 BURTON HILLS BOULEVARD, SUITE 100, NASHVILLE, TENNESSEE              37215
     (Address of Principal Executive Offices)                         (Zip Code)
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        Securities to be registered pursuant to Section 12(b) of the Act:


          Title of Each Class                  Name of Each Exchange on Which
          to be so Registered                  Each Class is to be Registered
          -------------------                  ------------------------------
8.0% SERIES A CUMULATIVE PREFERRED SHARES,         NEW YORK STOCK EXCHANGE
            $0.01 PAR VALUE

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) check the following box. [X]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. [ ]


  Securities Act Registration Statement file number to which this form relates:
                                    333-43935

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        Securities to be registered pursuant to Section 12(g) of the Act:

                                 NOT APPLICABLE

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 Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's securities to be registered is incorporated herein by reference to the information contained in the Registrant's Prospectus under the heading "Description of Capital Shares," such Prospectus to be subsequently filed pursuant to Rule 424(b) of the Securities Act.


Item 2. EXHIBITS.

     3.1    Amended and Restated Declaration of Trust of the Company.(1)
     3.2 Articles Supplementary to the Company's Declaration of Trust classifying the Series A Cumulative Preferred Shares.(2)
     3.3    Amended and Restated Bylaws of the Registrant.(1)
     4.1    Specimen of Certificate representing the Registrant's Series A
            Cumulative Preferred Shares.(3)

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         (1) Previously filed as an exhibit to the Registrant's Registration
Statement on Form S-11 (Commission File 333-25727) Amendment No. 2 (filed June 16, 1997) and incorporated herein by reference.

         (2) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-11 (Commission File 333-43935 filed January 9, 1998) and incorporated herein by reference.

         (3) Filed herewith.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Nashville, State of Tennessee, on the 26th day of January 1998.


                                         CCA PRISON REALTY TRUST



                                         By: /s/ D. Robert Crants, III
                                             ----------------------------------
                                             D. Robert Crants, III
                                             President




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                                  EXHIBIT LIST

      EXHIBIT NUMBER                               DESCRIPTION
      --------------                               -----------
           4.1               Specimen of Registrant's Series A Preferred Shares
